UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811- 21748

Bread & Butter Fund, Inc.

(Exact name of registrant as specified in charter)

3633 Hill Rd 3rd Flr. Parsippany, NJ 07054

(Address of principal executive offices) (Zip code)

James B Potkul, Potkul Capital Management LLC.

 3633 Hill Rd 3rd Flr. Parsippany, NJ 07054

(Name and address of agent for service)

Registrant's telephone number, including area code:  (973) 331-1000

Date of fiscal year end:      December 31

Date of reporting period:   December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders

BABFX

Annual Report

December 31, 2018

Phone: (888) 476-8585

             (440) 922-0066

BreadandButterFund.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.BreadandButterFund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

BREAD & BUTTER FUND

SHAREHOLDER LETTER

DECEMBER 31, 2018 (UNAUDITED)

Dear Fellow Shareholders,

The Bread & Butter Fund annual return was -14.04% with dividend and cap gains reinvested for the twelve-month period ending December 31, 2018 against the S&P 500 Index return of -6.24% without dividends reinvested and -4.38% with dividends reinvested.

Since the Fund adheres to a Contrarian Value strategy, total returns were accentuated by the wide underperformance of value stocks against growth stocks. Tyson Foods, a significant holding of the Fund, weighed heavily on performance. Due to a significant correction of almost 20% in the S & P 500 index in the latter part of 2018, the Fund was able invest a large portion of cash in a number of attractively valued stocks.

The main contributors to Fund performance over the six month period ending December 31, 2018 was Berkshire Hathaway, China Mobile, Johnson & Johnson and Shire PLC. The main detractors to Fund performance over the same period was Tyson Foods, Dawson Geophysical, Micron Technology, Natuzzi and Newell Brands.

The Fund purchased shares in Apple, Cognizant Technology Solutions, Facebook, Ingredion, Laboratory Corp of America, Newell Brands, Molson Coors Brewing and added to our Micron Technology position over the six month period ending December 31, 2018. The Fund sold shares in China Mobile and Philip Morris International over the same period.

The near 20% correction in December 2018 presented us with an excellent opportunity to invest in a number of stocks. A correction of this magnitude infrequently occurs so it was a great time to add stocks to the Fund. A few more quality stocks would have found a spot in the Fund, but our target prices were not met. Our patience was tested over an extended period of time awaiting the inevitable market correction.

Below I have highlighted a few of the companies we added in the recent correction to the Fund.

Apple (APPL) is a company with global brand recognition. The company generates large sums of free cashflow every year and maintains a very strong balance sheet. Two extremely important characteristics we like in a company. At the time of purchase, Apple stock price was valued at about 13 times P/FCF (price to free cashflow) and if cash is excluded, it traded at 11 times P/FCF. The company is investing its FCF in share buybacks which will be beneficial to shareholders. The company has established a huge global customer base which use their products so the next transitional progression for growth is offering their customers a portfolio of additional services. The services business is small relative to total revenues at the moment, but it is growing rapidly and will be a more significantly profitable segment for company in the future.

Laboratory Corp of America (LH) is a global clinical laboratory company. It operates in two segments, its LabCorp Diagnostics and Covance Drug Development. The company is generating a consistent and growing free cashflow every year which is used to make acquisitions and share buybacks. At the time of purchase, the company’s shares were trading at a multi-decade low P/E of 12 times adjusted earnings. The company balance sheet is relatively strong which is important. This company has historically traded above 15 times earnings so it was an attractive purchase for the Fund.

Molson Coors Brewing (TAP) is a global brewery with brand names such as Coors, Miller, Molson, Blue Moon as well as others. The brewery business has normally provided stable and consistent free cashflows albeit at a lower pace of growth. Due to investor concerns about the decline in beer consumption and the rise of micro-breweries as niche competitors, the share price has declined to a very attractive valuation. It is our belief that the micro-brewery threat is real, but it is only a

BREAD & BUTTER FUND

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

relatively small part of the market and the share price reflects such risks. At the time of purchase, the share price was trading at a little over 11 times its earnings. In addition, the company generates a large free cashflow of approximately $1.5 bil. on an annual basis. The free cashflow is being used to reduce its debt position which rose due to the recent Miller acquisition. Use of the FCF for debt reduction makes for prudent balance sheet management and a reduction in enterprise value which can bring additional shareholder value.

And finally, Micron Technologies (MU). This company is a global producer of memory and storage solutions. The company is one of three companies that dominate the dram (memory) market on a global basis. The industry is highly competitive and requires huge capital expenditures to advance their product and development offerings. Due to the high cost of intellectual capital developed over the decades, the memory market has very high barriers to entry. As the technological revolution progresses forward with AI (Artificial Intelligence) and the IOT (Internet of things), the company’s memory and storage products will be in very high demand. The company’s shares trade at an extremely low price to free cashflow and to earnings due to investor concerns about prior boom bust market cycles which saw dram prices rise and fall dramatically. However, it is our thinking that with the new increased persistent demand for memory and storage due to AI and IOT, the downturns may be less severe going forward. Also, Micron Management is investing heavily into specialized chips that have longer product cycles and are less cyclical. The management has done an excellent job of reducing its debt to where the company has a net cash position which is leaves it with the best financial balance sheet ever. In addition, Micron Management is aggressively buying back stock at prices significantly off the stocks 52 week highs.

Some Market Observations

The chart below is a depiction of what has transpired since 2007 with the Fed Funds rate, the ten year treasury and the S&P 500 Index.

ADVISOR PERSPECTIVES
The S&P 500 and Federal Reserve Intervention
dshort.com
Data through
February 8, 2019
S&P 500
Federal Funds Rate
10-Year Yield
Log scale
3,200
1,600
800
400
PDCF,
TALF,
TARP,
etc.
QE1
QE2
Operation
Twist
Extended to
12/31/2012
QE3
Oct 9, 2007
pre-crisis high
1,217
1,364
2,708
3.04
2.63
2.40
5.00
4.00
3.00
2.00
1.00
0.00
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

BREAD & BUTTER FUND

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2018 (UNAUDITED)

A few things stand out on this graph. The Fed Funds rate was held close to 0% interest rates over an extended period of time from 2009 thru 2015 while the S&P 500 Index performed quite well. At or near the peak of the S&P 500 Index in 2007, the Fed Funds rate was inverted and above the rate of the ten year treasury bond. And currently, the Fed Funds rate has been increased by the Federal Reserve to the point of being nearly flat to the ten year treasury bond. In the additional table below, the Fed Funds rate has nearly flattened or equaled maturities out to the five year treasury bond and is closing in on the ten year treasury bond. In the past, an inverted yield curve has signaled economic slowdowns or even recessions.

Since the stock market indices bottomed in late December 2018, the equity markets have had a swift double digit rebound in early 2019. I was pleased that the Fund kept pace with the recent stock market move. The stock rebound continues to be led by companies that are meeting or are exceeding earnings expectations.  Those stocks that have continued to lag the market are reporting little to no growth and disappointing financial results against expectations.

Thank you for your continued support and investment in the Fund. If you have any questions or comments please feel free to contact us.

Respectfully Submitted,

James Potkul

President & Chief Investment Officer

The views contained in this report are those of the Fund’s portfolio manager as of December 31, 2018, and may not reflect his views on the date this report is first published or anytime thereafter. The preceding examples of specific investments are included to illustrate the Fund’s investment process sand strategy. There can be no assurance that such investments will remain represented in the Fund’s portfolios. Holdings and allocations are subject to risks and to change. The views described herein do not constitute investment advice, are not a guarantee of future performance, and are not intended as an offer or solicitation with respect to the purchase or sale of any security

BREAD & BUTTER FUND

TOP TEN HOLDINGS & ASSET ALLOCATION

DECEMBER 31, 2018 (UNAUDITED)

Top Ten Holdings *
(% of Net Assets)

Berkshire Hathaway, Inc. - Class B	15.85%
Tyson Foods, Inc. - Class A	7.90%
22nd Century Group, Inc.	5.52%
Micron Technology, Inc.	4.69%
Molson Coors Brewing Co. - Class B	4.15%
Fannie Mae Preferred Stocks (a)	4.13%
Shire Plc.	3.86%
Johnson & Johnson	3.82%
Laboratory Corp. of America Holdings	3.27%
Apple, Inc.	2.92%
56.11%

Asset Allocation
(% of Net Assets)

Short-Term Investment	18.04%
Diversified Holding Cos.	15.85%
Money Market Fund	12.91%
Meat Packing Plants	7.90%
Semiconductors & Related Devices	6.67%
Consumer Products	5.52%
Preferred Securities	5.45%
Malt Beverages	4.15%
Pharmaceutical Preparations	3.86%
Healthcare Pharmaceutical	3.82%
Services-Medical Laboratories	3.27%
Electronic Computers	2.92%
Plastics Products, NEC	2.75%
Services-Computer Programming, Data Processing, Etc.	1.94%
Services-Computer Programming Services	1.88%
Oil & Gas Field Exploration Services	1.57%
Real Estate	1.55%
Gold & Silver Ores	1.50%
Grain Mill Products	1.01%
Household Furniture	0.58%
Liabilities Less Other Assets, Net	(3.14)%
100.00%

* Top Ten Holdings does not include the Money Market Fund and Short-Term Investment.

(a) Includes the total of Fannie Mae preferred stocks.

Please refer to the Schedule of Investments for more information.

BREAD & BUTTER FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2018 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments. Sectors are based on Morningstar® classifications.

Short-Term Investment
17.49%
Technology
12.99%
Basic Materials
1.45%
Consumer Cyclical
0.56%
Consumer Defensive
15.33%
Energy
1.53%
Financial Services
19.37%
Healthcare
15.97%
Money Market Fund
12.52%
Real Estate
2.79%

BREAD & BUTTER FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2018 (UNAUDITED)

Bread & Butter Fund

Comparison of the Change in Value of a $10,000 Investment in the Bread & Butter Fund and the S&P 500 Index.

$34,000
$32,000
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
10/31/2005
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
12/31/2017
12/31/2018
Bread & Butter Fund $14,618
S&P 500 $27,406 **

Average Annual Total Returns (a)	1 Year	5 Year	10 Year	Since Inception
(for periods ended December 31, 2018)
Bread & Butter Fund *	-14.04%	-1.06%	5.17%	2.93%
S&P 500 (with dividends reinvested) **	-4.38%	8.49%	13.11%	7.95%
S&P 500 (without dividends reinvested)	-6.24%	6.28%	10.74%	5.70%

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was October 31, 2005.

**The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on October 31, 2005.  The performance graph above only includes a dividends reinvested comparison. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.

BREAD & BUTTER FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2018

Shares		Value

COMMON STOCKS - 66.74%

Consumer Products - 5.52%
30,000	22nd Century Group, Inc. *	$ 74,700

Diversified Holding Cos. - 15.85%
1,050	Berkshire Hathaway, Inc. - Class B *	214,389

Electronic Computers - 2.92%
250	Apple, Inc.	39,435

Gold & Silver Ores - 1.50%
1,500	Barrick Gold Corp. (Canada) *	20,310

Grain Mill Products - 1.01%
150	Ingredion, Inc.	13,710

Healthcare-Pharmaceutical - 3.82%
400	Johnson & Johnson	51,620

Household Furniture - 0.58%
10,000	Natuzzi Spa ADR *	7,880

Malt Beverages - 4.15%
1,000	Molson Coors Brewing Co. - Class B	56,160

Meat Packing Plants - 7.90%
2,000	Tyson Foods, Inc. - Class A	106,800

Oil & Gas Field Exploration Services - 1.57%
6,300	Dawson Geophysical Co.	21,294

Pharmaceutical Preparations - 3.86%
300	Shire Plc. ADR	52,212

Plastics Products, NEC - 2.75%
2,000	Newell Brands, Inc.	37,180

Real Estate - 1.55%
400	Consolidated Tomoka Land Co.	21,000

Semiconductors & Related Devices - 6.67%
1,590	Chipmos Technologies, Inc. ADR	26,775

The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2018

Shares		Value

2,000	Micron Technology, Inc. *	63,460
		90,235
Services-Computer Programming, Data Processing, Etc. - 1.94%
200	Facebook, Inc. - Class A *	26,218

Services-Computer Programming Services - 1.88%
400	Cognizant Technology Solutions Corp. - Class A	$ 25,392

Services-Medical Laboratories - 3.27%
350	Laboratory Corp. of America Holdings *	44,226

TOTAL COMMON STOCKS (Cost $657,175) - 66.74%		902,761

PREFERRED SECURITIES - 5.45%

U.S. Government Agencies - 4.13%
6,000	Fannie Mae Pref Shares, Series R, 7.625% Perpetual *	35,700
3,000	Fannie Mae Pref Shares, Series T, 8.25% Perpetual *	20,100
		55,800
Real Estate Investment Trust - 1.32%
800	UMH Properties, Inc., Series D, 6.375% Perpetual	17,920

TOTAL PREFERRED SECURITIES (Cost $73,168) - 5.45%		73,720

MONEY MARKET FUND - 12.91%
174,689	Fidelity Institutional Treasury Only Money Market - Class I 2.22% **	174,689
TOTAL MONEY MARKET FUND (Cost $174,689) - 12.91%		174,689

SHORT-TERM INVESTMENT - 18.04%
244,030	Huntington Conservative Deposit Account 2.20% **	244,030
TOTAL SHORT-TERM INVESTMENT (Cost $244,030) - 18.04%		244,030

TOTAL INVESTMENTS (Cost $1,149,062) - 103.14%		1,395,200

LIABILITIES LESS OTHER ASSETS, NET - (3.14)%		(42,530)

NET ASSETS - 100.00%		$ 1,352,670

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at December 31, 2018.

ADR - American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

Assets:
Investments in Securities, at Value (Cost $1,149,062)	$ 1,395,200
Cash	3,000
Receivables:
Dividends and Interest	919
Total Assets	1,399,119
Liabilities:
Due to Advisor	1,192
Accrued Expenses	1,143
Securities Purchased	44,114
Total Liabilities	46,449

Net Assets	$ 1,352,670

Net Assets Consist of:
Common Stock, at $0.001 par value	$ 116
Paid In Capital	1,106,416
Distributable Earnings	246,138
Net Assets, for 116,310 Shares Outstanding	$ 1,352,670

Net Asset Value Per Share	$ 11.63

The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

Investment Income:
Dividends (net of $128 of foreign tax withheld)	$ 13,432
Interest	8,762
Total Investment Income	22,194

Expenses:
Advisory	14,771
Transfer Agent	6,000
Custody	3,600
Professional	10,600
Insurance	403
Registration	1,712
Quote and Fees	3,750
Software	225
State & Local Taxes	750
Printing & Postage	207
Other Expenses	1,362
Total Expenses	43,380
Less fees waived and expenses reimbursed by Advisor	(13,838)
Net Expenses	29,542

Net Investment Loss	(7,348)

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	81,962
Net Change in Unrealized Depreciation on Investments	(295,737)
Realized and Unrealized Loss on Investments	(213,775)

Net Decrease in Net Assets Resulting from Operations	$(221,123)

The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended
	12/31/2018	12/31/2017
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (7,348)	$ (9,455)
Realized Gain on Investments	81,962	33,816
Unrealized Appreciation (Depreciation) on Investments	(295,737)	138,378
Net Increase (Decrease) in Net Assets Resulting from Operations	(221,123)	162,739

Distributions to Shareholders:
Realized Gains	(81,962)	(33,816)
Total Distributions Paid to Shareholders	(81,962)	(33,816)

Capital Share Transactions	52,314	(3,984)

Total Increase (Decrease) in Net Assets	(250,771)	124,939

Net Assets:
Beginning of Year	1,603,441	1,478,502

End of Year	$ 1,352,670	$ 1,603,441

The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the year.

	Years Ended
	12/31/2018	12/31/2017	12/31/2016	12/31/2015	12/31/2014

Net Asset Value, at Beginning of Year	$ 14.41	$ 13.23	$ 12.86	$ 14.50	$ 14.57

Income From Investment Operations:
Net Investment Loss *	(0.07)	(0.09)	(0.10)	(0.15)	(0.15)
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.96)	1.58	0.94	(1.09)	0.42
Total from Investment Operations	(2.03)	1.49	0.84	(1.24)	0.27

Distributions:
Realized Gains	(0.75)	(0.31)	(0.47)	(0.40)	(0.34)
Total Distributions	(0.75)	(0.31)	(0.47)	(0.40)	(0.34)

Net Asset Value, at End of Year	$ 11.63	$ 14.41	$ 13.23	$ 12.86	$ 14.50

Total Return **	(14.04)%	11.26%	6.52%	(8.59)%	1.82%

Net Assets at End of Year (Thousands)	$ 1,353	$ 1,603	$ 1,479	$ 1,407	$ 1,670

Ratio of Expenses to Average Net Assets
Before Waivers	2.94%	2.98%	2.99%	2.87%	2.69%
After Waivers	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment Loss to Average Net Assets
After Waivers	(0.50)%	(0.62)%	(0.75)%	(1.09)%	(0.99)%

Portfolio Turnover	48.34%	5.84%	19.06%	16.05%	11.33%

* Per share net investment loss has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:  The Bread & Butter Fund, Inc. (the "Fund"), is an open-end, no-load, non-diversified regulated investment company that was incorporated in the state of New Jersey on March 2, 2004.  The Fund commenced investment operations October 31, 2005. The Fund is authorized to issue 100,000,000 shares of $0.001 par value common stock.

The Fund's investment objective is to seek long-term capital appreciation primarily by investing in securities that Potkul Capital Management LLC (the "Adviser") believes are undervalued. The Fund is a "non-diversified" portfolio, which means it can invest in fewer securities at any one time than diversified portfolios.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 4.

Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes:  The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years

BREAD & BUTTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

(2015-2017) or expected to be taken in the Fund’s 2018 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and New Jersey State, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period ended December 31, 2018, the Fund did not incur any interest or penalties.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized, over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Cash and Cash Equivalents:  The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents. The Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits. The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

Use of Estimates:  The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Reclassifications: In accordance with GAAP, the Fund recorded a permanent book/tax difference of $7,348 from net investment loss to paid-in-capital for the year ended December 31, 2018. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Indemnification: In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund's maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

BREAD & BUTTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

NOTE 2. INVESTMENT ADVISORY AGREEMENT

The Fund has an investment advisory agreement with the Adviser to furnish investment advisory and certain other management services to the Fund. The Fund will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of 1.00%.  The Adviser will absorb all expenses of the Fund so that the Fund's total expense ratio is equal to or less than 2.00%.  The Adviser has contractually agreed through May 30, 2020 to reimburse the Fund for expenses that exceed 2.00% per year of the average total net assets of the Fund. The Fund does not consider “Acquired Fund Fees and Expenses” to be fund operating expenses subject to the 2.00% limit. The Fund will not refund the Adviser for these reimbursements. The Fund will bear its own operating expenses which will include director's fees, legal and accounting/audit fees, interest, taxes, brokerage commissions, bookkeeping and record maintenance, operating its office, registration fees, postage, printing and supplies, transfer agent and custodian fees.  For the year ended December 31, 2018, the Adviser earned $14,771 pursuant to the advisory agreement.  The Adviser waived $13,838 in advisory fees for the year ended December 31, 2018.  At December 31, 2018, the Fund owed the Adviser $1,192 for management fees.

The President and Chief Investment and Compliance Officer of the Fund is also the President/Chief Investment Officer and Principal of the Adviser.

NOTE 3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2018 were $584,812 and $465,756, respectively.

NOTE 4. SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

BREAD & BUTTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund's major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stocks and preferred securities). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2.

Money Market Fund and Short-Term Investment – are valued using amortized cost, which approximates fair value. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

BREAD & BUTTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of December 31, 2018:

	Financial Instruments – Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 902,761	$ -	$ -	$ 902,761
Preferred Securities	73,720	-	-	73,720
Money Market Fund	174,689	-	-	174,689
Short-Term Investment	244,030	-	-	244,030
	$ 1,395,200	$ -	$ -	$ 1,395,200

* Industry classifications for these categories are detailed on the Fund's Schedule of Investments.

The Fund did not hold any Level 3 assets during the year ended December 31, 2018. The Fund did not hold any derivative instruments at any time during the year ended December 31, 2018. The table below shows the transfers between Level 1 and Level 2 during the year ended December 31, 2018. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Financial Instruments – Assets

                                                         Transfer out of Level 2

Transfer into Level 1

Preferred Securities                                   $(73,720)

$73,720

NOTE 5. CAPITAL SHARE TRANSACTIONS

As of December 31, 2018, there were 100,000,000 shares of $0.001 per value common stock authorized.  The total par value and paid-in capital totaled $1,106,532. Transactions in capital stock were as follows for the years ended December 31, 2018 and 2017:

	December 31, 2018		December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	883	$ 10,965	223	$ 3,000
Shares reinvested	7,023	81,185	2,343	33,816
Shares redeemed	(2,903)	(39,836)	(3,005)	(40,800)
Total increase (decrease)	5,003	$ 52,314	(439)	$ (3,984)

NOTE 6.   TAX MATTERS

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of December 31, 2018, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	$246,138
Total Distributable Earnings, Net	$246,138

BREAD & BUTTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

As of December 31, 2018, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Gross unrealized appreciation on investment securities

         $      313,046

Gross unrealized depreciation on investment securities

                                   (66,908)

Net unrealized appreciation on investment securities

         $      246,138

Tax Cost of investment securities, including short-term investments           $   1,149,062

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP.

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

   2018

   2017

Long-term capital gain

$81,962

$33,816

NOTE 7.   CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of December 31, 2018, the President of the Fund and immediate family members, in aggregate, owned approximately 35% of the Fund, and may be deemed to control the Fund.

BREAD & BUTTER FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2018

NOTE 8.  NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Directors of the

Bread & Butter Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Bread & Butter Fund, Inc., (the "Fund") including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in period then ended and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Bread & Butter Fund, Inc. as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of December 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2005

Abington, Pennsylvania

February 23, 2019

BREAD & BUTTER FUND

EXPENSE ILLUSTRATION

DECEMBER 31, 2018 (UNAUDITED)

Expense Example

As a shareholder of the Bread & Butter Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2018	December 31, 2018	July 1, 2018 through December 31, 2018

Actual	$1,000.00	$936.23	$9.76
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.12	$10.16

* Expenses are equal to the Fund's annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

BREAD & BUTTER FUND

DIRECTORS AND OFFICERS

DECEMBER 31, 2018 (UNAUDITED)

DIRECTORS AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.  Information pertaining to the Directors of the Fund is set forth below.  The SAI includes additional information about the Fund's Directors, and is available without charge, by calling 1-888-476-8585.  Each director may be contacted in writing to the director c/o Bread & Butter Fund, Inc., 3633 Hill Road, Parsippany, NJ 07054.

Officers and Directors of the Fund: Their addresses and principal occupations during the past five years are:

Name, Address And Age	Position in The Fund	Term of Office And Length of Time Served	Principal Occupation Past 5 Years	# of Funds Overseen By	Other Funds Where He Acts as Director
OFFICER
James B Potkul 3633 Hill Rd 3rd Parsippany, NJ 55	President and Chief Investment Officer & Compliance Officer of Fund	1 Year 13 Year	President and Chief Investment Officer Potkul Capital Mgt. LLC.	One	None
INTERESTED DIRECTOR
Jeffrey Potkul* 34-27 41st St. 3R Long Island City, NY 52	Director Interested Secretary	1 Year 13 Year	Global Director – Healthcare Economics Policy & Reimbursement at Medtronic	One	None
INDEPENDENT DIRECTORS
Donald McDermott 218 Halsey Rd. Parsippany, NJ 88	Director Chairman of the Board	1 Year 13 Year	Retired Professor Essex County College	One	None
Frank J Figurski 13 Greenwich Dr High Bridge , NJ 55	Director	1 Year 13 Year	IT Consultant: Major Transportation and Healthcare (LVHN; UPS & Fed-Ex); External IT: Engineer; Synchronoss Tech: Systems Engineer; Sanofi: Mobility Engineer	One	None
Theodore Moskala 21 Tilbury Dr. Bristol, RI 54	Director	1 Year 13 Year	President Nittany Management Inc.	One	None

*Directors of the Fund are considered "Interested Persons", as defined in the Investment Company Act of 1940 because these individuals are affiliated with the Investment Advisor. Other “immediate family members” that own the fund are June Ann and Christine Potkul, daughters of James Potkul. Jeffrey Potkul is the brother of James Potkul.

The Directors received no fees for the year ended December 31, 2018.

BREAD & BUTTER FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2018 (UNAUDITED)

PROXY VOTING GUIDELINES

Potkul Capital Management LLC., the Fund's Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. The Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12 month period ended June 30, is available without charge by calling the Fund at 1-888-476-8585, at the Fund's website http://www.breadandbutterfund.com or by visiting the Securities and Exchange Commission ("SEC's") website http://www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the Fund's website http://www.breadandbutterfund.com or at the SEC's website at http://www.sec.gov.  The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investment Adviser

Potkul Capital Management, LLC.

3633 Hill Road 3rd Flr.

Parsippany, NJ  07054

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, Ohio 43219

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA 19001

This report is provided for the general information of the shareholders of Bread & Butter Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

ITEM 2.

a. The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and the principal financial officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party.

b. Reserve

c. The registrant has not made any amendments to its code of ethics during the covered period.

d. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

e. Reserve

f. A copy of the registrant’s Code of Ethics is filed herewith. Copies of the code of ethics would be made available free of charge, by writing or calling the Fund at 1-888-476-8585 or by mail 8000 Town Centre Drive Suite 400 Broadview Heights, OH  44147

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT – The registrant’s board of directors has determined that the registrant does not have an audit committee financial expert.  The registrant does not feel the absence of a financial expert impacts the ability of the directors to fulfill its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all officers and directors is adequate together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Registrant has engaged its principal accountant to perform audit and tax services during the past two fiscal years. “Audit services” refers to performing an audit of registrant’s financial statements, tests of internal controls and any other services provided in connection with regulatory or statutory filings. “Tax services” refers to the preparation of federal, state and excise tax returns.

(a)

Audit Fees

FY 2018    $9000

FY 2017    $9400

(b)

Audit Related Fees     Registrant         Adviser

FY 2018              $0                    $0

FY 2017              $0                    $0

(c)

Tax Fees                     Registrant         Adviser

FY 2018            $1600                $0

FY 2017            $1900                $0

Nature of the Fees:  Preparation of tax returns

(d)

All Other Fees         Registrant         Adviser

FY 2018            $0                   $0

FY 2017            $0                   $0

(e)

(1)  Audit committee pre-approval policies

           The directors have not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)  None.

(f)

Not applicable.

(g)     The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

                                               Registrant              Adviser

FY 2018           $1600                      $0

FY 2017           $1900                      $0

(h)     Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.   Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the    report to shareholders filed under Item 1 of this Form.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

          Not applicable.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS- Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES

(a) Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.   DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  Not applicable.

ITEM 13.  EXHIBITS.

 (a)   (1)      EX-99.CODE ETH.  Filed herewith.

(a)(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley

  Act of 2002.  ex-99cert  Filed herewith.

(b)     Certifications pursuant to Section 906 of the Sarbanes-Oxley

 Act of 2002.  ex-99.906cert   Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bread & Butter Fund, Inc.

By  /s/ James B. Potkul

       James B. Potkul

       President, acting as Principal Executive Officer & Principal Financial Officer

Date:  February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ James B. Potkul

       James B. Potkul,

       President, acting as Principal Executive Officer & Principal Financial Officer

Date:  February 28, 2019